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                                                                  Exhibit 11(b)

                        Consent of Independent Auditors

We consent to the reference to our firm under the caption "Independent Auditors" in the Statement of Additional Information and to the use of our report dated September 30, 1997 in Pre-Effective Amendment No. 2 to the Registration Statement on Form N-1A of Eureka Funds.

                                                  Ernst & Young LLP

Columbus, Ohio
September 30, 1997